Focus Growth Fund

MARCH 27, 2026 (AS AMENDED ON APRIL 1, 2026)	ETF Class Shares (Ticker: TFGZ)

Before you invest, you may want to review the Prospectus and Statement of Additional Information (SAI) relating to the Fund’s ETF Class shares, which contain more information about the Fund’s ETF Class shares and its risks. You can find the Prospectus, SAI and other information about the Fund’s ETF Class shares online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI of the Fund’s ETF Class shares, dated March 27, 2026, are incorporated by reference into this Summary Prospectus. The Fund’s ETF Class shares are listed and traded on Nasdaq Stock Market, LLC (the “Exchange”), a national securities exchange, and, unlike mutual fund class shares, are not individually redeemable. In addition to ETF Class shares, the Fund offers one or more classes of mutual fund shares in a separate prospectus. An investment in the Fund’s ETF Class shares is not an investment in a mutual fund.

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold ETF Class shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

ETF Class Shares
Management Fees[1]	0.79%
Other Expenses[2]	0.19%
Total Annual Fund Operating Expenses	0.98%
Fee Waiver/Expense Reimbursement[3]	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.79%

1 Management fees have been restated to reflect contractual changes to the management fees paid by the Fund.

2 ETF Class shares of the Fund are new, so “Other Expenses" shown are based on anticipated fees and expenses for the first full fiscal year.

3 Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual ETF Class expenses (excluding taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.79%. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before March 27, 2027, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Example.

This Example is intended to help you compare the cost of investing in the Fund’s ETF Class shares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund’s ETF Class shares for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses with respect to ETF Class shares remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
ETF Class Shares	$81	$293	$523	$1,184

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.06% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in growth companies. The Fund currently considers a company to be a growth company if it meets any of the following criteria:

•	It is a constituent of the Russell 2500 Growth Index or any other unaffiliated index intended to represent a range of growth oriented companies or investments; or
•	It has, over the last five years, grown its revenues or earnings per share at an average annual rate which exceeds the median growth rate of revenues or earnings per share, as applicable, for companies in the Russell 2500 Growth Index; or
•	It is projected by consensus estimates as compiled by FactSet Research Systems (“FactSet”), over the next two years, to grow its revenues or earnings per share at an average annual rate which exceeds the median growth rate of revenues or earnings per share, as applicable, for companies in the Russell 2500 Growth Index. FactSet has no affiliation with the Fund or its investment advisor.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks). However, the Fund may own a variety of securities, including foreign equity securities. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as growth industry leader, consistent grower or emerging growth, as described in more detail below. The relative proportions of securities invested in each of those categories will vary over time.

Thornburg primarily takes a bottom-up, fundamental view in determining the attractiveness of individual securities and in making investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•	earnings growth potential
•	durable business model
•	industry growth potential
•	innovation driving the potential to disrupt entrenched competitors
•	intrinsic value appreciation potential
•	potential size of addressable market
•	management strength
•	leverage
•	return on invested capital
•	valuation metrics, including: price/earnings (“PE”) ratio; enterprise value/revenue ratio; PE/growth rate ratio, enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio; and free cash flow yield.

The Fund categorizes its equity investments in the following three categories:

Growth Industry Leader: Companies in this category often have leadership positions in growing markets. In some cases these companies may have dominant market share. These companies tend to be larger and more established.

Consistent Grower: Companies in this category generally exhibit steady earnings or revenue growth, or both. These companies may have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets.

Emerging Growth: Companies often addressing a new market or carving out a niche in an existing market. Companies in this category may experience rapid growth, and tend to be smaller, earlier stage companies. These companies may exhibit high volatility.

Inclusion of any investment in any of the three described categories represents Thornburg’s opinion concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions may be based on a variety of factors, including, without limitation, domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for securities, and analysis of specific issuers. In conjunction with individual issuer analysis, Thornburg may identify and invest at times with a greater emphasis in industries or economic sectors it expects to experience growth. The Fund does not have a strategy to invest in any particular industry or economic sectors, and its exposures to particular industries or economic sectors are expected to vary over time.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Debt obligations, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase.

The Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in growth companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders. Additionally, the Fund may change its definition of what constitutes a “growth company” at any time without advance notice to shareholders.

The Fund's ETF Class operates as an actively managed exchange-traded fund (“ETF”).

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value and trading price of the Fund’s ETF Class shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks.

Depositary Receipts Risk – An investment in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) is an alternative to the purchase of the underlying securities in their national markets and/or currencies. However, ADRs, EDRs, and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Moreover, EDRs and GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

ETF Structure Risks – The Fund’s ETF Class shares operate as an ETF and are subject to risks related to exchange trading, including:

•	The Fund’s ETF Class shares are listed for trading on the Exchange and are bought and sold on the secondary market at market prices. Although it is expected that the market price of the Fund’s ETF Class shares will typically approximate the Fund’s NAV, there may be times when the market price reflects a significant premium or discount to NAV.

•	Although the Fund’s ETF Class shares are listed on the Exchange, it is possible that an active trading market in the Fund’s ETF Class shares may not be maintained. In stressed market conditions, the market for the Fund’s ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which could lead to wider bid/ask spreads and differences in the market price of the Fund’s ETF Class shares and the underlying value of those shares.

•	The Fund’s ETF Class shares could potentially face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund ETF Class share level and at the Fund holdings level.

•	Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund with respect to ETF Class shares, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). In addition, to the extent that securities held by the Fund are traded outside a collateralized settlement system, Authorized Participants may be required to post collateral on certain trades on an agency basis (on behalf of other market participants), which only a limited number of Authorized Participants may be able to do. To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the ETF Class shares of the Fund and no other Authorized Participant is able to step forward to create or redeem creation units (“Creation Units”), the Fund’s ETF Class shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in countries that are less diversified and where communications, transportation and economic infrastructures are less developed. Such countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of foreign issuers may be extremely volatile.

Growth Company Risk – Growth company stocks may trade at higher multiples of current earnings than other equity securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund’s ETF Class shares appears beginning on page 17 of the Prospectus. Please see the “Multi-Class ETF Fund Structure” section of the Prospectus for more information about the Fund’s multi-class structure.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Focus Growth Fund by showing how the investment results of the Fund’s Class I shares varied from year to year. Because the Fund’s ETF Class shares had not commenced operations as of the date of this Prospectus, the bar chart shows how the annual total returns for Class I shares have been different in each full year shown. Class I shares are a mutual fund class of shares of the Fund and are not offered in this Prospectus. Class I shares would have substantially similar annual returns to ETF Class shares because the shares are invested in the same portfolio of securities and the annual returns at NAV (assuming ETF Class shares are bought and sold without any premium or discount) would differ only to the extent that Class I shares do not have the same expenses as the ETF Class shares (ETF Class shares have lower total expenses than Class I shares). Performance information for ETF Class shares will be provided after such shares have one full calendar year of performance.

The average annual total return figures compare Class I share performance to the Russell 1000 Index-Total Return, a broad-based securities market index that represents the overall applicable market in which the Fund invests, and the Russell 1000 Growth Index-Total Return, an additional index that represents the market sectors which Thornburg believes are more representative of the Fund’s investment universe. These indexes are not actively managed and are not available for direct investment. As of March 23, 2026, the Fund no longer compares its returns to the Russell 3000 Index—Total Return or Russell 2500 Growth Index—Total Return because the current indices better reflect the Fund’s current investment universe (as described below).

The performance information shown below is as of the calendar year ended December 31, 2025. Before March 23, 2026, the Fund was managed with a different principal investment strategy under the name “Thornburg Small/Mid Cap Growth Fund” and may have achieved different performance results under its current principal investment strategy from the performance shown for periods before that date. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The bar charts and performance tables assume reinvestment of dividends and distributions. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns - Class I Shares

	Total Returns	Quarter ended
Highest Quarterly Results	31.07%	6/30/2020
Lowest Quarterly Results	-24.80%	6/30/2022

Average Annual Total Returns

(periods ended 12-31-25)

CLASS I SHARES	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	4.82%	-0.79%	7.74%
Return After Taxes on Distributions	4.82%	-2.30%	6.54%
Return After Taxes on Distributions and Sale of Fund Shares	2.85%	-0.54%	6.27%
Russell 1000 Index-Total Return (reflects no deduction for fees, expenses, or taxes)	17.37%	13.59%	14.59%
Russell 1000 Growth Index-Total Return (reflects no deduction for fees, expenses, or taxes)	18.56%	15.32%	18.13%
Russell 3000 Index-Total Return (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2500 Growth Index-Total Return (reflects no deduction for fees, expenses, or taxes)	10.31%	2.98%	10.55%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class I shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Nicholas Anderson, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since January 2026.

Julian Serafini, CFA, a senior equity research analyst for Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since January 2026.

Purchase and Sale of ETF Class Shares

The Fund will issue and redeem ETF Class shares at its NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, ETF Class shares are not redeemable securities of the Fund.

Individual ETF Class shares of the Fund may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). You may pay brokerage commissions and other fees to financial intermediaries on your purchases and sales of individual ETF Class shares of the Fund. When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at https://www.thornburg.com.

Tax Information

Distributions by the Fund with respect to ETF Class shares may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Investments through such tax-advantaged plans may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase ETF Class shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund ETF Class shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the ETF Class over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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